UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 2, 2007

                     INTERDIGITAL COMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Pennsylvania                  1-11152                  23-1882087
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)


                                781 Third Avenue
                         King of Prussia, PA 19406-1409
                    (Address of Principal Executive Offices)

                                 (610) 878-7800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

     (a) On July 2, 2007, for the purpose of reorganizing into a holding company structure, InterDigital Communications Corporation executed a Plan of Reorganization ("Plan") and an Agreement and Plan of Merger ("Merger Agreement") with InterDigital, Inc., a Pennsylvania corporation and another newly formed Pennsylvania corporation owned 100% by InterDigital, Inc. ("Merger Sub"). The common stock of InterDigital Communications Corporation has been publicly traded since 1981. Pursuant to the Merger Agreement, Merger Sub has merged (the "Merger") with and into InterDigital Communications Corporation, with InterDigital Communications Corporation as the surviving corporation. As a result of the Merger, InterDigital Communications Corporation is now a wholly-owned subsidiary of InterDigital, Inc. Following the Merger, InterDigital Communications Corporation will convert from a Pennsylvania corporation into a Delaware corporation and then convert into a Delaware limited liability company and change its name to InterDigital Communications, LLC. The Merger, together with the subsequent conversion of InterDigital Communications Corporation into a Delaware limited liability company and a further conversion to a Pennsylvania limited liability company, is herein referred to collectively as the "Reorganization." As a result of the Reorganization, neither the business conducted by InterDigital, Inc. and InterDigital Communications Corporation in the aggregate, nor the consolidated assets and liabilities of InterDigital, Inc. and InterDigital Communications Corporation, in the aggregate, will change.

     At the time the Plan and the Merger Agreement were executed, InterDigital, Inc. was a direct, wholly-owned subsidiary of InterDigital Communications Corporation and Merger Sub was a wholly-owned subsidiary of InterDigital, Inc. and an indirect subsidiary of InterDigital Communications Corporation. Pursuant to Section 1924(b)(4) of the Pennsylvania Business Corporation Law of 1988 ("PBCL"), shareholder approval was not required for, and will not be sought in connection with the Merger.

     By virtue of the Merger, each share of InterDigital Communications Corporation's outstanding common stock has been converted, on a share-for-share basis, into a share of common stock of InterDigital, Inc. As a result, each shareholder of InterDigital Communications Corporation has become the owner of an identical number of shares of common stock of InterDigital, Inc.

     InterDigital,   Inc.'s   common   stock  will  be  traded  under  the  name
"InterDigital, Inc." and will continue to be listed on the NASDAQ Global Select Market under the ticker symbol "IDCC."

     Pursuant to the Amended and Restated Rights Agreement by and between InterDigital Communications Corporation and American Stock Transfer and Trust Company dated December 15, 2006 ("Rights Agreement"), which has been assumed by InterDigital, Inc. as a successor to the Rights Agreement (in accordance with the Rights Agreement), each share of common stock of InterDigital, Inc. is accompanied by an attached right to purchase one unit of the InterDigital, Inc.'s Series B Junior Participating Preferred Stock. For a more detailed description of the Rights Agreement, see Note 12 of the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K of InterDigital Communications Corporation for the year ended December 31, 2006.

     Further, each outstanding stock option and restricted stock unit ("RSU") with respect to the acquisition of shares of InterDigital Communications Corporation's common stock now represents an option or RSU, as the case may be, with respect to the acquisition of an identical number of shares of
InterDigital, Inc.'s common stock, upon the same terms and conditions as the original option or RSU.

     The conversion of shares of capital stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding common stock of InterDigital Communications Corporation are deemed to represent the same number of shares of common stock in InterDigital, Inc. Shareholders do not need to exchange their share certificates.

     The provisions of the articles of incorporation and bylaws of InterDigital, Inc. are the same as those of InterDigital Communications Corporation prior to the Merger. The authorized capital stock of InterDigital, Inc., the designations, rights, powers and preferences of such capital stock and the qualifications, limitations and restrictions thereof are also the same as the capital stock of InterDigital Communications Corporation immediately prior to the Merger. The directors and executive officers of InterDigital, Inc., are the same individuals who were directors and executive officers, respectively, of InterDigital Communications Corporation immediately prior to the Merger. The Reorganization will not give rise to any taxable gain or loss to shareholders, option holders or RSU holders of InterDigital Communications Corporation.

     Upon consummation of the Merger, InterDigital, Inc.'s common stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), InterDigital, Inc., is the successor issuer to InterDigital Communications Corporation.

     A  copy  of  InterDigital   Communications   Corporation's   press  release
announcing the Reorganization is attached hereto as Exhibit 99.1.

     (b) As a result of the Reorganization, on July 2, 2007, InterDigital Communications Corporation, InterDigital, Inc. and certain of their domestic subsidiaries acting as guarantors (collectively, "InterDigital"), entered into a First Amendment, Consent and Joinder to Credit Agreement ("First Amendment") of a $60 million unsecured revolving credit facility ("Credit Agreement") with Bank of America, N.A., as Administrative Agent, lender and L/C issuer and Citizens Bank of America, as lender. The Credit Agreement was first entered into on December 28, 2005 and expires on December 28, 2007. The First Amendment modifies the corporate entities identified as the named borrowers and subsidiary guarantors to reflect the fact that the Reorganization has taken place. There were no other material modifications to the terms of the Credit Agreement as such terms are described in InterDigital Communication Corporation's Form 8-K dated December 29, 2005, and which are incorporated herein by reference.

     As of July 2, 2007, InterDigital Communication Corporation did not have any amounts outstanding under the Credit Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an
           Off-Balance Sheet Arrangement of a Registrant.

     On July 2, 2007, InterDigital Communications Corporation and InterDigital, Inc. and certain of their domestic subsidiaries acting as guarantors, entered into the First Amendment of the Credit Agreement with Bank of America, N.A., as Administrative Agent, lender and L/C issuer and Citizens Bank of America, as lender. The material terms and conditions of the First Amendment are described in Item 1.01(b) above and are incorporated herein by reference. Except with respect to the identity of the parties to the Credit Agreement, which was amended to reflect the fact that the Reorganization has taken place, there were no other material modifications to the terms of the Credit Agreement as such terms are described in InterDigital Communication Corporation's Form 8-K dated December 29, 2005, and which are incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

     The information contained in Item 1.01 is incorporated herein by reference.

Item 5.02. Compensatory Arrangements of Certain Officers.

     (e) In connection with the Reorganization described in Item 1.01 above, effective as of July 2, 2007, the named executive officers of InterDigital Communications Corporation have each entered into an Amendment and Assignment of Employment Agreement together with InterDigital Communications Corporation and InterDigital, Inc. The Amendment and Assignment of Employment Agreement for each such individual (i) assigns each named executive officer's current employment agreement from InterDigital Communications Corporation to InterDigital, Inc.,
(ii) affirms that the Reorganization described in Item 1.01(a) above is not a "Change of Control" as such term is defined within each named executive officer's employment agreement, and (iii) allows InterDigital, Inc. to assign such named executive officers, as appropriate, to various subsidiaries.

     In addition, in connection with the Reorganization described in Item 1.01 above, effective as of July 2, 2007, the directors and named executive officers of InterDigital Communications Corporation have each entered into an Assignment and Assumption of Indemnity Agreement together with InterDigital Communications Corporation and InterDigital, Inc. The Assignment and Assumption of Indemnity Agreement provides for the assignment of each of the above individual's
Indemnity Agreement from InterDigital Communications Corporation to InterDigital, Inc., with no other modifications. The Indemnity Agreements provide that in addition to InterDigital, Inc.'s general obligation to maintain directors' and officers' liability insurance, InterDigital, Inc. will, subject to certain conditions, indemnify and defend in whole or in part, such directors, officers or agents of InterDigital, Inc. or InterDigital, Inc.'s subsidiaries in connection with their service to InterDigital, Inc. and its subsidiaries.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

     The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

        (c)     Exhibits

        99.1    Press release dated July 2, 2007.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       InterDigital Communications Corporation



                                       By: /s/ William J. Merritt
                                           ----------------------
                                           William J. Merritt
                                           President and Chief Executive Officer


Date: July 2, 2007

                                  EXHIBIT INDEX

Exhibit  No.                    Description
------------                    -----------

     99.1               Press release dated July 2, 2007